Prospectus Supplement	August 31, 2020

Putnam Global Technology Fund
Prospectus dated December 30, 2019

Effective August 31, 2020, the sub-section Your fund’s management in the section Fund summary is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC

Portfolio manager

Di Yao, Portfolio Manager, Analyst, portfolio manager of the fund since 2012.

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

Effective August 31, 2020, the following replaces similar disclosure under the sub-section The fund’s investment manager – Portfolio managers in the section Who oversees and manages the fund?:

• Portfolio manager. The officer of Putnam Management identified below is primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio	Joined
manager	fund	Employer	Positions over past five years
Di Yao	2012	The Putnam Advisory Company, LLC	Portfolio Manager, Analyst
		2008–Present	Previously, Analyst

The SAI provides information about this individual’s compensation, other accounts managed by this individual and this individual’s ownership of securities in the fund.

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